Statement of Additional Information (SAI) Supplement

American Century Capital Portfolios, Inc. (SAI dated October 31, 2011)
American Century Mutual Funds, Inc. (SAI dated September 30, 2011)
American Century Strategic Asset Allocations, Inc. (SAI dated April 1, 2011)
American Century Variable Portfolios, Inc. (SAI dated May 1, 2011)
American Century World Mutual Funds, Inc. (SAI dated April 1, 2011)

Supplement dated December 29, 2011

The first two paragraphs of the Potential Conflicts of Interest section in the SAI are replaced with the following:

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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